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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Form S-4/A of Affymetrix, Inc. of our report dated June 21, 2005 relating to the financial statements of ParAllele BioScience, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/  PRICEWATERHOUSECOOPERS LLP

San Jose, CA
October 4, 2005

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS